TRANSAMERICA PARTNERS FUNDS GROUP
TRANSAMERICA ASSET ALLOCATION FUNDS
and
TRANSAMERICA PARTNERS INSTITUTIONAL FUNDS GROUP
TRANSAMERICA INSTITUTIONAL ASSET ALLOCATION FUNDS
Supplement dated October 30, 2009 to the Statement of Additional Information dated May 1, 2009
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Transamerica Partners Small Value
Transamerica Partners Institutional Small Value (the “Funds”)
The following supplements and amends certain information in the Statement of Additional Information in the section entitled “Investment Advisory Services — Sub-Advisers” on pages 74 and 75 regarding Small Value Portfolio:
As of the dates indicated below, the following portfolio managers are primarily responsible for the day-to-day management of certain types of other portfolios/and or accounts in addition to the Small Value Portfolio, as indicated in the table below:

				Accounts With
	Registered	Other Pooled		Incentive-
	Investment	Investment	Other	Based Fee
	Companies	Vehicles	Accounts	Arrangements
Susan Schmidt* (as of September 30, 2009)	0	3	31	0
Number of Accounts Net Assets	$0	$69 million	$728 million	$0
Rosa Welton (as of December 31, 2008)	0	2	28	0
Number of Accounts Net Assets	$0	$54 million	$511 million	$0

*	Ms. Schmidt was appointed a portfolio manager for the Small Value Portfolio, effective October 13, 2009.
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Investors Should Retain this Supplement for Future Reference.